Victory Portfolios III
Victory Money Market Fund (the “Fund”)(formerly, USAA®Money Market Fund)
Supplement dated October 2, 2023, to the Prospectus dated September 1, 2023
The U.S. Securities and Exchange Commission (“SEC”) adopted changes to the rules that govern money market funds in July 2023. Effective October 2, 2023, the Fund may no longer impose a redemption gate and the imposition of liquidity fees are no longer tied to the Fund’s weekly liquid assets. As a result of these changes, the following disclosure has been revised as stated below:
1.
The following replaces the risks titled “Stable Net Asset Value Risk” and “Liquidity Fees and Gates” under the “Principal Risks” section found on page 2 of the Prospectus.
Stable Net Asset Value Risk – You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.
Discretionary Liquidity Fees Risk – The Fund may impose liquidity fees on redemptions subject to the Board’s determination that such a liquidity fees are in the best interests of the Fund. The imposition of a liquidity fee would reduce the amount you would receive upon redemption of your shares of the Fund.
2.
The following replaces the last sentence under the “Purchase and Sale of Fund Shares” section found on page 4 of the Prospectus.
The Fund may a impose discretionary liquidity fees if the Fund’s Board determines that such liquidity fees are in the best interests of the Fund.
3.
The following replaces the first paragraph under the risk titled “Stable Net Asset Value Risk” under the “Risk Factors” section found on page 8 of the Prospectus.
Stable Net Asset Value Risk – You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.
4.
The following replaces the risk titled “Liquidity Fees and Gates” under the “Risk Factors” section found on page 8 of the Prospectus.
Discretionary Liquidity Fee Risk: The Fund may impose discretionary liquidity fees on redemptions, subject to a determination by the Fund’s Board that such liquidity fees are in the best interests of the Fund. Upon such a determination, the Fund could impose liquidity fees on redemptions of up to 2% of the value of the shares redeemed. The imposition of a liquidity fee would reduce the amount you would receive upon redemption of your shares of the Fund.

5.
The following replaces the third paragraph under “Effective Date of Purchase” subsection found on page 14 of the Prospectus.
As discussed in more detail under “How to Sell Shares,” the Fund may impose liquidity fees on redemptions, subject to a determination by the Fund’s Board that such liquidity fees are in the best interests of the Fund. The Fund will notify shareholders of the imposition and lifting of any liquidity fee via the Fund’s website, VictoryFunds.com. Any unprocessed purchase order received prior to such notification will be treated as canceled unless reconfirmed/valid and processed accordingly.
6.
The following replaces the subsection titled “Liquidity Fees and Redemption Gates” found on page 19 of the Prospectus.
Liquidity Fees
The Fund may impose liquidity fees on redemptions, subject to the determination by the Fund’s Board that such liquidity fee is in the best interest of the Fund. Upon such determination, the Fund may impose a liquidity fee of up to 2% of the value of the shares redeemed. The Fund will notify shareholders of the imposition and lifting of any liquidity fee via the Fund’s website. Liquidity fees may be used to offset any losses to the Fund when it seeks to process redemption requests during periods of market stress. Although the tax treatment of liquidity fees is unclear, currently it is expected that a liquidity fee will not have a tax effect for the Fund.
If you wish to obtain more information, please call the Victory Funds at (800) 235-8396 or your financial advisor.
PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

Victory Portfolios III
Victory Money Market Fund (the “Fund”)
(formerly, USAA®Money Market Fund)
Supplement dated October 2, 2023, to the Statement of Additional Information (“SAI”)
dated September 1, 2023
The U.S. Securities and Exchange Commission (“SEC”) adopted changes to the rules that govern money market funds in July 2023. Effective October 2, 2023, the Fund may no longer impose a redemption gate and the imposition of liquidity fees are no longer tied to the Fund’s weekly liquid assets. As a result of these changes, the following disclosure has been revised as stated below:
1.
The following replaces the last sentence of the fifth paragraph found on page 5 of the SAI.
The Victory Money Market Fund may impose liquidity fees upon redemptions, subject to a determination by the Fund’s Board that such liquidity fees are in the best interests of the Fund.
2.
The following replaces the subsection titled “Liquidity Fees and Redemption Gate Risk” found on page 26 of the SAI.
Discretionary Liquidity Fee Risk
The Victory Money Market Fund may impose liquidity fees on redemptions subject to the determination by the Fund’s Board that such a liquidity fee is in the best interest of the Fund. Upon such a determination, the Fund may impose a liquidity fee of up to 2% of the value of the shares redeemed. The imposition of a liquidity fee would reduce the amount you would receive upon redemption of your shares of the Fund.